Exhibit 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report of Encore Wire Corporation (the “Company”) on Form 10-K for the annual period ended December 31, 2004, as filed with the Securities Exchange Commission on the date hereof (the “Report”), I, Vincent A. Rego, Chairman of the Board and Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                                                                                                       ENCORE WIRE CORPORATION

Date: March 14, 2005

/s/ VINCENT A. REGO

Vincent A. Rego
Chairman of the Board and
Chief Executive Officer

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